August 6, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Registration Statement on Form S-3
   (File No. 333-14791)

Ladies and Gentlemen:

On behalf of Lehman Brothers Holdings Inc., (the "Company"), submitted in electronic form for filing pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, is Pricing Supplement #254 dated July 31, 1997 relating to the above-captioned Registration Statement.



                             Very truly yours,


                             Marc A. Silverman
						Treasurer